SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2002
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

	(949) 753-7111
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

ITEM 5.  Other Events

Attached is an Investment Profile/Autumn 2002 for American Spectrum Realty, Inc.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)                Exhibits.

Exhibit	Description
1.1	Investment Profile for American Spectrum Realty, Inc./Autumn 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:	/s/ William J. Carden
		Name:	William J. Carden
		Title:	Chairman of the Board, President and Chief Executive Officer

Date: November 14, 2002